Exhibit 4.3

KONINKLIJKE PHILIPS ELECTRONICS N.V.

OFFICER’S CERTIFICATE

In connection with the issuance of the 3.750% Notes due 2022 (the “2022 Notes”) and the 5.000% Notes due 2042 (the “2042 Notes” and, together with the 2022 Notes, the “Notes”) by Koninklijke Philips Electronics N.V. (the “Issuer”) pursuant to an Indenture dated as of March 11, 2008, as supplemented by a Supplemental Indenture dated as of March 9, 2012 (as supplemented, the “Indenture”) between the Issuer and Deutsche Bank Trust Company Americas (the “Trustee”) (section references herein being to the Indenture), and pursuant to the authorizations of the Supervisory Board of the Issuer dated January 27, 2012 and the Board of Management of the Issuer dated February 20, 2012, the undersigned hereby confirms that (i) each of Exhibit A and Exhibit B hereto sets forth a form of Notes established in accordance with Section 301 of the Indenture for the 2022 Notes and the 2042 Notes, respectively, and (ii) the following terms and conditions of the Notes were established in accordance with Section 301 of the Indenture:

Title of Notes:	3.750% Notes due 2022 5.000% Notes due 2042

Issue Price:	99.545% of the principal amount for the 2022 Notes 97.839% of the principal amount for the 2042 Notes

Issue Date:	March 9, 2012 for the Notes

Principal Amount of Notes:	$1,000,000,000 for the 2022 Notes $500,000,000 for the 2042 Notes

Form of Notes:	The Notes will be issued in the form of one or more registered global notes that will be deposited with The Depository Trust Company, New York, New York (“DTC”) on the closing date. The global notes will be issued to Cede & Co. as nominee for DTC, and will be executed, authenticated and delivered in substantially the forms attached hereto as Exhibit A and Exhibit B. In certain circumstances described in the Indenture, Notes may be issued in definitive form.

Maturity:	March 15, 2022 for the 2022 Notes March 15, 2042 for the 2042 Notes

Interest Rate:	3.750% per annum for the 2022 Notes accruing from March 9, 2015 and 5.000% per annum for the 2042 Notes accruing from March 9, 2015

Computation of Interest:	Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months and in the case of an incomplete month, the number of days elapsed.

Interest Payment Dates:	Interest shall be paid semiannually in arrears on March 15 and September 15 of each year, commencing on September 15, 2012, provided that if such Interest Payment Date is not a Business Day, the Interest Payment Date shall be postponed to the next Business Day.

Regular Record Dates:	The fifteenth calendar day prior to any Interest Payment Date (whether or not a Business Day).

Business Day:	Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York City.

Trustee:	Deutsche Bank Trust Company Americas

Place of Payment, Paying Agent, Registration of Transfer and Exchange:	Deutsche Bank Trust Company Americas 60 Wall Street, MS 2710 New York, NY 10005 United States

Notices and Demands to Issuer:	Koninklijke Philips Electronics N.V. Breitner Center Amstelplein 2 1096 BC Amsterdam The Netherlands or

Philips Electronics North America Corporation 345 Scarborough Road Briarcliff Manor, NY 10510 United States

Tax Redemption Provisions:	Optional, in whole but not in part, at the option of the Issuer, at any time in accordance with Section 1108 of the Indenture

Optional Redemption:	Optional, in whole or in part, at the option of the Issuer, at any time and from time to time at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) as determined by the Independent Investment Banker (as defined below), the sum of the present values of the applicable Remaining Scheduled Payments discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed) at the Treasury Rate (as defined below), plus 30 basis points in the case of the 2022 Notes and 30 basis points in the case of the 2042 Notes, together with, in each case, accrued and unpaid interest on the principal amount of the Notes to be redeemed to the date of redemption.

Treasury Rate:	Means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third business day immediately preceding that redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

Comparable Treasury Issue:	Means the United States Treasury security selected by the Independent Investment Banker as being the most recently issued United States Treasury note or bond as displayed by Bloomberg LP (or any successor service) on screens PX1 through PX8 (or any other screens as may replace such screens on such service) that has a remaining term comparable to the remaining term of the 2022 Notes or the 2042 Notes to be redeemed, as the case may be.

Comparable Treasury Price:	Means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding that redemption date, as set forth in the daily statistical release designated H.15 (519) (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Notes” or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations or (B) if the Independent Investment Banker for the Notes obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

Independent Investment Banker:	Means one of the Reference Treasury Dealers appointed by the Issuer to act as the “Independent Investment Banker”.

Reference Treasury Dealer:	Means each of Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, their respective successors and two other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by the Issuer; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

Reference Treasury Dealer Quotation:	Means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding that redemption date.

Remaining Scheduled Payments:	Means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that if that redemption date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to that redemption date.

Repurchase upon a Change of Control:	Upon the occurrence of a Change of Control Triggering Event (as defined below) with respect to a series of Notes, unless the Issuer has exercised its right to redeem the Notes of that series as described in the relevant security, each holder of the Notes of that series will have the right to require the Issuer to purchase all or a portion of such holder’s Notes of that series (in integral multiples of $1,000) pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of holders of the Notes of that series on the relevant record date to receive interest due on the relevant interest payment date.

Within 60 days following the date upon which the Change of Control Triggering Event occurred, or at the Issuer’s option, prior to any Change of Control (as defined below) but after the public announcement of the pending Change of Control, the Issuer will be required to send, by mail, a notice to each holder of the Notes of the applicable series, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice will state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date. Holders of the Notes of the applicable series electing to have such Notes purchased pursuant to a Change of Control Offer will be required to surrender such Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of each Note completed, to the Trustee at the address specified in the notice, or transfer such Notes to the Trustee by book-entry transfer pursuant to the applicable procedures of the Paying Agent, prior to the close of business on the third business day prior to the Change of Control Payment Date.

The Issuer will comply with the requirements of Rule l4e-l under the Securities Exchange Act of 1934 (as amended) and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Indenture, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Triggering Event provisions of the Indenture by virtue of such conflicts.

The Issuer will not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Issuer and such third party purchases all Notes properly tendered and not withdrawn under its offer.

For purposes of the Change of Control Offer provisions of the Notes, the following terms will be applicable:

“Change of Control” means the occurrence of any one of the following: (i) Control is acquired or held by any Person or any Persons acting in concert, within the meaning of Section 5:45, subsection 5 of the Dutch Act on financial supervision (Wet op het financieel toezicht) as to the exercise of Voting Stock or (ii) the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Issuer or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Voting Stock of the Issuer outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person immediately after giving effect to such transaction, provided, however, that a Change of Control will not be deemed to have occurred solely as a result of the issuance or transfer, with the co-operation of the Issuer’s Supervisory Board, Board of Management or the Issuer’s General Meeting of Shareholders, as applicable, and, in each case, if required, of any preference shares in the Issuer’s share capital to the foundation Stichting Preferente Aandelen Philips or its successor.

“Change of Control Triggering Event” means, with respect to each series of Notes, the Notes of that series are rated below Investment Grade by each of the Rating Agencies on any date during the period (the “Trigger Period”) commencing on the date of the first public announcement by the Issuer of any Change of Control (or pending

Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings downgrade) provided that a Change of Control Triggering Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Change of Control Triggering Event). Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Control” means ownership of such a number of shares of Voting Stock carrying more than fifty per cent (50%) of the voting rights of the Issuer.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of

S&P) or the equivalent investment grade credit rating from any replacement Rating Agency.

“Moody’s means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Person” means any individual, company, corporation, firm, partnership, joint venture, undertaking, association, organization, trust, state or agency of a state (in each case whether or not being a separate legal entity).

“Rating Agency” means each of Moody’s and S&P; provided, that if any of Moody’s or S&P ceases to provide rating services to issuers or investors, the Issuer may appoint a “nationally recognized statistical rating organization” within the meaning of Rule l5c3-1(c)(2)(vi)(F) under the Exchange Act as a replacement for such Rating Agency as certified by the Issuer to the Trustee.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and its successors.

“Voting Stock” means shares in the issued share capital of the Issuer carrying voting rights.

Defeasance and Discharge of Notes:	Applicable

Sinking Fund:	None

Additional Amounts:	Pursuant to Section 1004 of the Indenture, the obligations of the Issuer to pay additional amounts thereunder shall be subject to the additional exceptions specified in the form of Notes set forth in Exhibit A and Exhibit B hereto.

Other Term of the Notes:	The other terms of the Notes shall be substantially as set forth in the Indenture, the form of Notes attached hereto as Exhibit A and Exhibit B, the Prospectus dated March 5, 2012 (the “Prospectus”) relating to the Notes and the Prospectus Supplement dated March 5, 2012 to the Prospectus.

In connection with the aforementioned issuance, the undersigned hereby certifies to the best of his knowledge that:

1. He has read the provisions of the Indenture setting forth covenants and conditions to the Trustee’s authentication and delivery of the Notes, and the definitions in the Indenture relating thereto.

2. He has examined the resolutions of the Supervisory Board of the Issuer and the Board of Management of the Issuer, adopted prior to the date hereof relating to the authorization, issuance, authentication and delivery of the Notes, such other corporate records of the Issuer, as applicable, and such other documents deemed necessary as a basis for the opinion hereinafter expressed.

3. In his opinion, such examination is sufficient to enable him to express an informed opinion as to whether the covenants and conditions referred to above have been complied with.

4. He is of the opinion that the covenants and conditions referred to above have been complied with.

Dated: March 9, 2012

KONINKLIJKE PHILIPS ELECTRONICS N.V.

By:	/s/ Marcio Barbosa
	Name:	Marcio Barbosa
	Title:	Head of Corporate Finance

Exhibit A

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

KONINKLIJKE PHILIPS ELECTRONICS N.V.

3.750% NOTE DUE 2022

No. 001	$500,000,000 CUSIP NO: 500472AF2 ISIN: US500472AF27

Koninklijke Philips Electronics N.V., a corporation duly organized and existing under the laws of The Netherlands (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), having its principal executive office at Breitner Center, Amstelplein 2, 1096 BC Amsterdam, The Netherlands, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars on March 15, 2022, and to pay interest thereon from March 9, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 2012, at the rate of 3.750% per annum as determined in accordance with the provisions set forth on the reverse side hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), prior to such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts if applicable; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile.

Dated: March 9, 2012

Koninklijke Philips Electronics N.V.

By
	Name:	Marcio Barbosa
	Title:	Head of Corporate Finance

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within mentioned Indenture.

Dated: March 9, 2012

Deutsche Bank Trust Company Americas

By	Deutsche Bank National Trust Company

Name
Title

REVERSE

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 11, 2008, (as amended and supplemented, herein called the “Indenture”, which term shall have the meaning assigned to it in such agreement), between the Company and Deutsche Bank Trust Company Americas, as Trustee thereunder (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$ 1,000,000,000.

The Securities of each series may be redeemed at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days notice given as provided in the Indenture, at any time, and from time to time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) as determined by the Independent Investment Banker, the sum of the present values of the applicable Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed) at the Treasury Rate plus 30 basis points, with one basis point being 0.01%, in each case, together with accrued interest to the Redemption Date.

The definitions of certain terms used in the paragraph above are set forth below.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding that Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as being the most recently issued United States Treasury note or bond as displayed by Bloomberg LP (or any successor service) on screens PX1 through PX8 (or any other screens as may replace such screens on such service) that has a remaining term comparable to the remaining term of the notes to be redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding that redemption date, as set forth in the daily statistical release designated H.l5 (519) (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Notes” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations or (B) if the Independent Investment Banker for the Securities obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker”.

“Reference Treasury Dealer” means each of Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, their respective successors and two other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by the Company; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding that Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that if that Redemption Date is not an interest payment date with respect to such Securities, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to that Redemption Date.

The Company will have the option to redeem the Securities of any series upon not less than 30 nor more than 60 days’ notice at any time, if the Company determines that it will or would be required to pay holders Additional Amounts (as defined below), and it cannot avoid such payment by reasonable measures available to it as a result of: (i) a change in or amendment to the laws or regulations of The Netherlands (or of any political subdivision or taxing authority thereof or therein), or (ii) a change in an official application or interpretation of those laws or regulations, including a decision of any court or tribunal, which becomes effective (1) in the case of the Company, on or after March 9, 2012 or (2) in the case of a successor company, on or after the date such successor assumes the obligation under the Securities.

In each case, before the Company gives a notice of redemption, it shall be required to deliver to the Trustee an Officer’s Certificate confirming that the Company is entitled to exercise its right of redemption. The redemption must be made in respect of all, but not some, of the Securities of this series. The Redemption Price will be equal to 100% of the principal amount of such Securities together with any accrued but unpaid interest to the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Upon the occurrence of a Change of Control Triggering Event with respect to this series of Securities, unless the Company has exercised its right to redeem this series of Securities as described in this Security, each Holder of a Security of this series will have the right to require the Company to purchase all or a portion of such Holder’s Securities of this series (in integral multiples of $1,000) pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of Holders of the Securities of this series on the relevant record date to receive interest due on the relevant interest payment date.

Within 60 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, by mail, a notice to each Holder of the Securities of this series, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice will state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date. Holders of the Securities of this series electing to have such Securities purchased pursuant to a Change of Control Offer will be required to surrender such Securities with properly completed tender instructions, to be specified in such notice, to the Trustee at the address specified in the notice, or transfer such Securities to the Trustee by book-entry transfer pursuant to the applicable procedures of the paying agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

The Company will comply with the requirements of Rule l4e-l under the Securities Exchange Act of 1934 (as amended) and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Indenture or this Security, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Triggering Event provisions of the Indenture or this Security by virtue of such conflicts.

The Company will not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

For purposes of the Change of Control Offer provisions of the Securities, the following terms will be applicable:

“Change of Control” means the occurrence of any one of the following: (i) Control is acquired or held by any Person or any Persons acting in concert, within the meaning of Section 5:45, subsection 5 of the Dutch Act on financial supervision (Wet op het financieel toezicht) as to the exercise of Voting Stock or (ii) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Voting Stock of the Company outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person immediately after giving effect to such transaction, provided, however, that a Change of Control will not be deemed to have occurred solely as a result of the issuance or transfer, with the co-operation of the Company’s Supervisory Board, Board of Management or the Company’s general meeting of shareholders, as applicable, and, in each case, if required, of any preference shares in the Company’s share capital to the foundation Stichting Preferente Aandelen Philips or its successor.

“Change of Control Triggering Event” means, with respect to each series of Securities, the Securities of that series are rated below Investment Grade by each of the Rating Agencies on any date during the period (the “Trigger Period”) commencing on the date of the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings downgrade) provided that a Change of Control Triggering Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Change of Control Triggering Event). Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Control” means ownership of such a number of shares of Voting Stock carrying more than fifty per cent (50%) of the voting rights of the Company.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P) or the equivalent investment grade credit rating from any replacement Rating Agency.

“Moody’s, means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Person” means any individual, company, corporation, firm, partnership, joint venture, undertaking, association, organization, trust, state or agency of a state (in each case whether or not being a separate legal entity).

“Rating Agency” means each of Moody’s and S&P; provided, that if any of Moody’s or S&P ceases to provide rating services to issuers or investors, the Company may appoint a “nationally recognized statistical rating organization” within the meaning of Rule l5c3-1(c)(2)(vi)(F) under the Exchange Act as a replacement for such Rating Agency as certified by the Company to the Trustee.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and its successors.

“Voting Stock” means shares in the issued share capital of the Company carrying voting rights.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security.

The Company will pay any amounts to be paid by it on this Security without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of The Netherlands or any political subdivision or authority of The Netherlands that has the power to tax, unless the deduction or withholding is required by law. If at any time a taxing jurisdiction of The Netherlands requires the Company to deduct or withhold taxes, the Company will pay such additional amounts of, or in respect of, the principal of, any premium, and any interest, or other amounts to which a Holder is entitled on this Security (“Additional Amounts”) as are necessary so that the net amounts paid to such Holder, after the deduction or withholding, shall equal the amounts which would have been payable had no such deduction or withholding been required. However, the Company will not pay Additional Amounts for taxes in any of the following circumstances:

(i) the tax or charge is imposed only because the Holder, or a fiduciary, settlor, beneficiary or member or shareholder of, or possessor of a power over, the Holder, if the Holder is an estate, trust, partnership or corporation, was or is connected to the taxing jurisdiction or otherwise than through holding this Security. These connections include, but are not limited to, where the Holder or related party: (a) is or has been a citizen or resident of the jurisdiction; (b) is or has been engaged in trade or business in the jurisdiction; (c) has or had a permanent establishment in the jurisdiction; or (d) has, or has had, a substantial interest in the Company’s share capital;

(ii) the tax or charge is imposed due to the presentation of this Security, if presentation is required, for payment on a date more than 30 days after this Security became due or after the payment was provided for, whichever occurs later;

(iii) the tax is an estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(iv) the tax, assessment or governmental charge is payable in a manner that does not involve withholding;

(v) the tax, assessment or governmental charge is imposed or withheld because the Holder or beneficial owner failed to comply with any of the Company’s requests for the following that the statutes, regulations or administrative practices of the taxing jurisdiction require as a precondition to exemption from all or part of such withholding: (a) to provide information about the nationality, residence, or identity of the Holder or beneficial owner; or (b) to make a declaration or satisfy any other information requirements;

(vi) the withholding or deduction is imposed pursuant to European Union Directive 2003/48/EC on the taxation of savings or any law or agreement implementing or complying with, or introduced to conform to, such Directive;

(vii) the withholding or deduction is imposed on a Holder or beneficial owner who could have avoided such withholding or deduction by presenting this Security to another paying agent in a member state of the European Union;

(viii) the Holder is a fiduciary or partnership or an entity that is not the sole beneficial owner of the payment of the principal of, or any interest on, this Security, and the laws of the taxing jurisdiction require the payment to be included in the income of a beneficiary or settlor for tax purposes with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the Holder of this Security; or

(ix) any combination of items (i) through (viii) above.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, no Holder of any Security of this series will have the right to institute any proceeding with respect to the Indenture, this Security or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity, reasonably acceptable to it and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit B

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

KONINKLIJKE PHILIPS ELECTRONICS N.V.

5.000% NOTE DUE 2042

No. 001	$500,000,000
CUSIP NO: 500472AE5
ISIN: US500472AE51

Koninklijke Philips Electronics N.V., a corporation duly organized and existing under the laws of The Netherlands (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), having its principal executive office at Breitner Center, Amstelplein 2, 1096 BC Amsterdam, The Netherlands, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars on March 15, 2042, and to pay interest thereon from March 9, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 2012, at the rate of 5.000% per annum as determined in accordance with the provisions set forth on the reverse side hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), prior to such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts if applicable; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile.

Dated: March 9, 2012

Koninklijke Philips Electronics N.V.

By
Name: Marcio Barbosa
Title: Head of Corporate Finance

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within mentioned Indenture.

Dated: March 9, 2012

Deutsche Bank Trust Company Americas

By	Deutsche Bank National Trust Company

Name
Title

REVERSE

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 11, 2008, (as amended and supplemented, herein called the “Indenture”, which term shall have the meaning assigned to it in such agreement), between the Company and Deutsche Bank Trust Company Americas, as Trustee thereunder (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$ 500,000,000.

The Securities of each series may be redeemed at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days notice given as provided in the Indenture, at any time, and from time to time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) as determined by the Independent Investment Banker, the sum of the present values of the applicable Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed) at the Treasury Rate plus 30 basis points, with one basis point being 0.01%, in each case, together with accrued interest to the Redemption Date.

The definitions of certain terms used in the paragraph above are set forth below.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding that Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as being the most recently issued United States Treasury note or bond as displayed by Bloomberg LP (or any successor service) on screens PX1 through PX8 (or any other screens as may replace such screens on such service) that has a remaining term comparable to the remaining term of the notes to be redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding that redemption date, as set forth in the daily statistical release designated H.l5 (519) (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Notes” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations or (B) if the Independent Investment Banker for the Securities obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker”.

“Reference Treasury Dealer” means each of Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, their respective successors and two other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by the Company; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding that Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that if that Redemption Date is not an interest payment date with respect to such Securities, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to that Redemption Date.

The Company will have the option to redeem the Securities of any series upon not less than 30 nor more than 60 days’ notice at any time, if the Company determines that it will or would be required to pay holders Additional Amounts (as defined below), and it cannot avoid such payment by reasonable measures available to it as a result of: (i) a change in or amendment to the laws or regulations of The Netherlands (or of any political subdivision or taxing authority thereof or therein), or (ii) a change in an official application or interpretation of those laws or regulations, including a decision of any court or tribunal, which becomes effective (1) in the case of the Company, on or after March 9, 2012 or (2) in the case of a successor company, on or after the date such successor assumes the obligation under the Securities.

In each case, before the Company gives a notice of redemption, it shall be required to deliver to the Trustee an Officer’s Certificate confirming that the Company is entitled to exercise its right of redemption. The redemption must be made in respect of all, but not some, of the Securities of this series. The Redemption Price will be equal to 100% of the principal amount of such Securities together with any accrued but unpaid interest to the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Upon the occurrence of a Change of Control Triggering Event with respect to this series of Securities, unless the Company has exercised its right to redeem this series of Securities as described in this Security, each Holder of a Security of this series will have the right to require the Company to purchase all or a portion of such Holder’s Securities of this series (in integral multiples of $1,000) pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of Holders of the Securities of this series on the relevant record date to receive interest due on the relevant interest payment date.

Within 60 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, by mail, a notice to each Holder of the Securities of this series, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice will state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date. Holders of the Securities of this series electing to have such Securities purchased pursuant to a Change of Control Offer will be required to surrender such Securities with properly completed tender instructions, to be specified in such notice, to the Trustee at the address specified in the notice, or transfer such Securities to the Trustee by book-entry transfer pursuant to the applicable procedures of the paying agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

The Company will comply with the requirements of Rule l4e-l under the Securities Exchange Act of 1934 (as amended) and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Indenture or this Security, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Triggering Event provisions of the Indenture or this Security by virtue of such conflicts.

The Company will not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

For purposes of the Change of Control Offer provisions of the Securities, the following terms will be applicable:

“Change of Control” means the occurrence of any one of the following: (i) Control is acquired or held by any Person or any Persons acting in concert, within the meaning of Section 5:45, subsection 5 of the Dutch Act on financial supervision (Wet op het financieel toezicht) as to the exercise of Voting Stock or (ii) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Voting Stock of the Company outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person immediately after giving effect to such transaction, provided, however, that a Change of Control will not be deemed to have occurred solely as a result of the issuance or transfer, with the co-operation of the Company’s Supervisory Board, Board of Management or the Company’s general meeting of shareholders, as applicable, and, in each case, if required, of any preference shares in the Company’s share capital to the foundation Stichting Preferente Aandelen Philips or its successor.

“Change of Control Triggering Event” means, with respect to each series of Securities, the Securities of that series are rated below Investment Grade by each of the Rating Agencies on any date during the period (the “Trigger Period”) commencing on the date of the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings downgrade) provided that a Change of Control Triggering Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Change of Control Triggering Event). Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Control” means ownership of such a number of shares of Voting Stock carrying more than fifty per cent (50%) of the voting rights of the Company.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P) or the equivalent investment grade credit rating from any replacement Rating Agency.

“Moody’s, means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Person” means any individual, company, corporation, firm, partnership, joint venture, undertaking, association, organization, trust, state or agency of a state (in each case whether or not being a separate legal entity).

“Rating Agency” means each of Moody’s and S&P; provided, that if any of Moody’s or S&P ceases to provide rating services to issuers or investors, the Company may appoint a “nationally recognized statistical rating organization” within the meaning of Rule l5c3-1(c)(2)(vi)(F) under the Exchange Act as a replacement for such Rating Agency as certified by the Company to the Trustee.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and its successors.

“Voting Stock” means shares in the issued share capital of the Company carrying voting rights.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security.

The Company will pay any amounts to be paid by it on this Security without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of The Netherlands or any political subdivision or authority of The Netherlands that has the power to tax, unless the deduction or withholding is required by law. If at any time a taxing jurisdiction of The Netherlands requires the Company to deduct or withhold taxes, the Company will pay such additional amounts of, or in respect of, the principal of, any premium, and any interest, or other amounts to which a Holder is entitled on this Security (“Additional Amounts”) as are necessary so that the net amounts paid to such Holder, after the deduction or withholding, shall equal the amounts which would have been payable had no such deduction or withholding been required. However, the Company will not pay Additional Amounts for taxes in any of the following circumstances:

(i) the tax or charge is imposed only because the Holder, or a fiduciary, settlor, beneficiary or member or shareholder of, or possessor of a power over, the Holder, if the Holder is an estate, trust, partnership or corporation, was or is connected to the taxing jurisdiction or otherwise than through holding this Security. These connections include, but are not limited to, where the Holder or related party: (a) is or has been a citizen or resident of the jurisdiction; (b) is or has been engaged in trade or business in the jurisdiction; (c) has or had a permanent establishment in the jurisdiction; or (d) has, or has had, a substantial interest in the Company’s share capital;

(ii) the tax or charge is imposed due to the presentation of this Security, if presentation is required, for payment on a date more than 30 days after this Security became due or after the payment was provided for, whichever occurs later;

(iii) the tax is an estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(iv) the tax, assessment or governmental charge is payable in a manner that does not involve withholding;

(v) the tax, assessment or governmental charge is imposed or withheld because the Holder or beneficial owner failed to comply with any of the Company’s requests for the following that the statutes, regulations or administrative practices of the taxing jurisdiction require as a precondition to exemption from all or part of such withholding: (a) to provide information about the nationality, residence, or identity of the Holder or beneficial owner; or (b) to make a declaration or satisfy any other information requirements;

(vi) the withholding or deduction is imposed pursuant to European Union Directive 2003/48/EC on the taxation of savings or any law or agreement implementing or complying with, or introduced to conform to, such Directive;

(vii) the withholding or deduction is imposed on a Holder or beneficial owner who could have avoided such withholding or deduction by presenting this Security to another paying agent in a member state of the European Union;

(viii) the Holder is a fiduciary or partnership or an entity that is not the sole beneficial owner of the payment of the principal of, or any interest on, this Security, and the laws of the taxing jurisdiction require the payment to be included in the income of a beneficiary or settlor for tax purposes with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the Holder of this Security; or

(ix) any combination of items (i) through (viii) above.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, no Holder of any Security of this series will have the right to institute any proceeding with respect to the Indenture, this Security or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity, reasonably acceptable to it and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.